UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

November 14, 2018

Date of Report (Date of earliest event reported)

ResMed Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-15317	98-0152841
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9001 Spectrum Center Boulevard

San Diego, California 92123

(Address of Principal Executive Offices) (Zip Code)

(858) 836-5000

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

ResMed Inc. 2018 Employee Stock Purchase Plan

On November 14, 2018, US Pacific time, at the annual meeting of stockholders of ResMed, Inc., our stockholders approved an amendment to the ResMed Inc. 2009 Employee Stock Purchase Plan, which increased the number of shares of common stock we may issue or transfer by awards under the plan by 2 million shares, from 4.2 million shares to 6.2 million shares. The amendment also renamed the plan as “the ResMed Inc. 2018 Employee Stock Purchase Plan,” and extended the term of plan by ten years, so that the plan expires on November 15, 2028. The amendment became effective August 17, 2018, the date it was adopted by our board of directors.

The description above is qualified in its entirety by reference to the actual terms of the ResMed Inc. 2018 Employee Stock Purchase Plan attached as Appendix B to our Definitive Proxy Statement on Schedule 14A, as filed with the Securities and Exchange Commission on October 3, 2018.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On November 14, 2018, US Pacific time, at our annual meeting of stockholders, our stockholders (1) elected the three nominees listed below to serve on our board of directors; (2) ratified the selection of KPMG LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2019; (3) approved the amendment to the ResMed Inc. 2009 Employee Stock Purchase Plan described in item 5.02 above; and (4) approved the compensation of our named executive officers (“say-on-pay”).

	For	Against	Abstain	Broker Non-Votes
Item of Business No. 1: Elect the following three nominees to serve for three-year terms until our annual meeting of stockholders in 2021:
Peter Farrell	98,580,688	4,970,794	158,559	7,182,230
Harjit Gill	103,383,571	87,638	238,832	7,182,230
Ron Taylor	100,672,369	2,798,223	239,449	7,182,230

	For	Against	Abstain	Broker Non-Votes
Item No. 2: Ratify KPMG LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2019.	108,757,306	1,898,810	236,155

	For	Against	Abstain	Broker Non-Votes
Item No. 3: Approve an amendment to the ResMed Inc. 2009 Employee Stock Purchase Plan which increases the number of shares authorized for issue under the plan by 2 million shares.	103,115,143	393,174	201,724	7,182,230

	For	Against	Abstain	Broker Non-Votes
Item No.4: Approve, on an advisory basis, the compensation of ResMed’s named executive officers.	91,208,202	8,072,190	4,429,649	7,182,230

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

10.1 The ResMed Inc. 2018 Employee Stock Purchase Plan (incorporated by reference to Appendix B of ResMed Inc.’s Proxy Statement filed with the Securities and Exchange Commission on October 3, 2018.)

SIGNATURES

We have authorized the person whose signature appears below to sign this report on our behalf, in accordance with the Securities Exchange Act of 1934.

RESMED INC.

Date: November 16, 2018	By:	/s/ David Pendarvis
David Pendarvis
Chief administrative officer, global general counsel and secretary